January 29, 1996
                         DREYFUS GLOBAL GROWTH FUND
                         SUPPLEMENT TO PROSPECTUS
                           DATED JANUARY 2, 1996
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
        Effective January 29, 1996, the Fund's primary portfolio manager is Ronald Chapman. Mr. Chapman has been employed by The Dreyfus Corporation since January 1996. For ten years prior thereto, he served as Vice President of the Global Strategy & Management Group for Northern Trust Company. 033s012996